CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Exhibit 10.31.4
Confidential	December 12, 2014

2015 Contract Year

The Hertz Corporation/Chrysler
Amendment to Agreement
2015 Contract Year

Prepared for:

The Hertz Corporation
999 Vanderbilt Beach Road
Naples, FL 34108

Fleet Account Number (FAN)
[*REDACTED*]

Submitted:
December 12, 2014

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

December 12, 2014

Mr. Darren Arrington
Senior Vice President, Fleet
The Hertz Corporation
999 Vanderbilt Beach Road
Naples, FL 34108

Dear Darren,
Chrysler Group LLC is pleased to extend the enclosed incentive program to The Hertz Corporation name.

This binding Agreement is an addendum to our previous 2014/2015 Supply Agreement (signed on 12/20/2013). This confirms our agreement for The Hertz Corporation, in its own capacity and as an agent for an on behalf of its wholly-owned subsidiaries Hertz General Interest LLC, DTG Operations, Inc. and Rental Car Finance Corp., (“Customer”) to order and purchase 2015 model year vehicles from Chrysler Group LLC (“Chrysler”) under Chrysler’s Guaranteed Depreciation Program (“GDP”) and Long Term Daily Rental Program (“LTDR” or “Risk”). Except as otherwise set forth herein, this Agreement represents the definitive purchase agreement between Chrysler and Customer for the 2015 contract year, which is the period from May 1, 2014 through April 30, 2015 (the “Contract Year”).

1. Customer Purchase Obligations

This addendum represents “Year Two” of the two year supply agreement.

As set forth in more detail below, Customer (a) shall be able to order and purchase the number of vehicles set forth on the final statement of Exhibit A-1 (or more with Chrysler agreement) under the GDP (such vehicles, “GDP Vehicles”), and (b) shall order and purchase a minimum of the number of vehicles set forth on the final statement of Exhibit A-2 under the LTDR (such vehicles, “LTDR Vehicles”).

Customer’s total Contract Year acquisitions must equal or exceed the total of the number of vehicles set forth on the final Exhibits A-1 and A-2.

As part of the Two Year Supply agreement, [*REDACTED*] for future achievement of [*REDACTED*] units. Upon shipment of the vehicles included this addendum ([*REDACTED*]), [*REDACTED*] has honored the two year volume commitment, and fulfilled requirements as set forth.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

2. Vehicle Purchases

A.	As of the date of this agreement, the proposed volume and incentive mix for GDP Vehicles is set forth on Exhibit A-1,Parts a and b.

B.
As of the date of this agreement, the proposed volume and incentive mix for LTDR Vehicles is set forth on Exhibit A-2. Customer agrees and understands that the LTDR risk incentives set forth on Exhibit A-2 (as they may be modified pursuant to this agreement) are based on 2015 model year Firm Pricing.

a.	Customer shall have the ability to purchase up to [*REDACTED*] vehicles per family during the 2015 Contract year period.

b.	Daily Rental Purchase Program (DRPP) incentives will apply and will be credited on the invoice.

c.	All other Daily Rental Purchase Program rules apply.

C.	All orders for vehicles placed under this agreement must be made prior to April 30, 2015.

D.
Among other terms and conditions herein, the parties agree that in the event of supply constraints, Chrysler may need to adjust model mix and volume during the Contract Year. Mutual agreement on behalf of both parties will be required for any material adjustments. In the event of any failure to agree for any reason, the Customer’s sole remedy shall be that it is not obligated to place additional orders.

3. Program Rules

In addition to the requirements of this agreement: (a) all GDP Vehicles ordered and purchased by Customer are subject to the GDP Rules, which are incorporated by reference herein, and (b) all LTDR Vehicles ordered and purchased by Customer are subject to the Daily Rental Purchase Program (DRPP) Rules, which are incorporated by reference herein.

4. General Terms and Conditions

A.	Order Requirements:

•
Your Client Code [[*REDACTED*]] and Fleet Account Number [[*REDACTED*]] must be used on every order. Failure to provide the relevant codes may result in forfeiture by Customer of the applicable incentives.

•	All orders must be received 75 days in advance of the listed PSP date.

•
All GDP orders must include GDP Program Order Code [*REDACTED*]. All sales must be reported as Type 7 sale with the program code number [*REDACTED*]. Failure to provide the relevant codes may result in forfeiture by Customer of the applicable incentives.

•
All LTDR orders must include DRPP Program Order Code [*REDACTED*]. All sales must be reported as Type 7 sale with the program code number [*REDACTED*]. Additional LTDR incentives (i.e. the LTDR confidential incentive) will be paid monthly. Failure to provide the relevant codes may result in forfeiture by Customer of the applicable incentives.

•	To receive the “Off-Invoice” incentive, an applicable GDP program vehicle must be ordered between May 1, 2014 - April 30, 2015.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

•
All vehicles ordered under the GDP Program, detailed in Exhibit A-1, Part b; must be ordered with program code [*REDACTED*]. Failure to code these orders may result in forfeiture by Customer of the incremental DRIP incentives offered on this subject batch of 500L Replacement Volume / Incremental Volume.

B.
This agreement shall remain effective from the date hereof through June 30, 2015 (the “Termination Date”), unless earlier terminated as provided herein or under the 2015 Model Year Chrysler Guaranteed Depreciation Program Rules (“GDP Rules”) with respect to GDP Vehicles, or under the 2015 Model Year Chrysler Daily Rental Purchase Program Rules (“DRPP Rules”) with respect to LTDR Vehicles. Notwithstanding the foregoing, (a) the GDP Rules and the LTDR Rules, and the obligations of each of Chrysler and Customer to perform thereunder, and (b) any obligations of Chrysler and Customer under this agreement that by their terms extend beyond the Termination Date, will survive the termination of this agreement.

C.
This agreement is a confidential document and is to be disclosed by each party (including their respective parents, subsidiaries, and affiliates) only to those persons who have responsibility for administration of this agreement. Each party agrees to keep the terms, conditions, amounts and substance of this agreement in strict confidence from all non-affiliated third parties. Notwithstanding the foregoing, it shall not be a violation of this agreement for either party to disclose to its accountants and attorneys information necessary to their rendering advice and performing their duties, for Hertz to disclose to its lenders and rating agencies on a confidential basis, or for either party to disclose such information as may be required by law or court order, after giving the other party 5 days’ prior written notice.

D.
Except for the finalization of Exhibits A-1 and A-2 as described in paragraph 2 above, this agreement represents the binding agreement of the parties, and constitutes the entire agreement among the parties, superseding all other agreements, oral or written, with respect to the subject matter hereof. Except as otherwise set forth herein, this agreement may not be amended or supplemented in any matter except by the written agreement of the parties.

E.
Chrysler will repurchase GDP program vehicles - at the guaranteed amount -based on number of business days from when the vehicle is returned to the Chrysler Marshaling Center with an approved inspection report, provided it has not been sold at auction during that time period, and Customer has not submitted a request to Chrysler to return such vehicle to Customer. Repurchase timing is based on model year, as outlined below:

a.	MY 2014: [*REDACTED*] business days

b.	MY 2015: [*REDACTED*] business days

F.	Chrysler will extend Customer a “GDP Retention Bonus” for Model Year 2014 GDP Vehicles acquired as part of the 2014/2015 Supply Agreement. Terms are as follows:

a.	Chrysler will pay $[*REDACTED*] per unit, per month, on any vehicles depreciated [*REDACTED*] months / [*REDACTED*] days.

b.	This retention bonus will be retroactive to [*REDACTED*] months / [*REDACTED*] days.

c.	This will apply to any 2014 Model Year vehicles.

d.	Vehicles must be sold at Chrysler closed auction to receive the In-Service Retention Bonus.

e.	This bonus supersedes the Retention Bonus extended in the GDP Program Rules.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

G.
Chrysler will waive the 4th Quarter Turn Back Penalty / Restriction on any GDP vehicle depreciated over [*REDACTED*] days. Cars over the [*REDACTED*] days will not count towards the [*REDACTED*]% 4th quarter turn back restriction.

H.	This agreement will be governed by, and construed in accordance with, the laws of the State of Michigan, without considering its laws or rules related to choice of law.

I.	For avoidance of doubt, the 2014/2015 agreement (signed 12/20/2013) remains in full force and effect pursuant to its terms unless specifically and expressly modified herein.

J.
This agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

We appreciate your business, Darren, and look forward to working together in the future. Please let us know if you have any questions or there is anything else we can assist you with in the future.

Sincerely,

Caroline Costello

AGREED AND ACKNOWLEDGED AS OF THE DATE SET FORTH ABOVE:

/s/ Caroline Costello
Caroline Costello	Sr. Manager, Daily Rental Sales - Chrysler Fleet Operations

/s/ Darren Arrington
Darren Arrington	Senior Vice President, Fleet - The Hertz Corporation

CC:     F. Dankovich, Director Fleet Sales
L. Stevens, Fleet Controller

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

EXHBIT A-1
GDP Vehicles - Volume and Mix Matrix
Chrysler is in agreement to provide Customer up to the following GDP allocation of vehicles and incentives as set forth in the matrixes below.
Part a:

GDP - 2015 Volume
Body Model	Volume	Drip	Monthly Depreciation
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
Total GDP Volume	[*REDACTED*]

Part b:

GDP - 500L Volume Replacement / Incremental Volume
Body Model	Volume	Drip	Monthly Depreciation
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]	$[*REDACTED*]
Total Units	[*REDACTED*]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.
OMITTED PORTIONS INDICATED BY [*REDACTED*].
Confidential	December 12, 2014

EXHBIT A-2
LTDR Vehicles - Volume and Mix Matrix
Customer agrees to order and purchase, at minimum, the following LTDR “risk” vehicles, as allocated and with incentives as listed below.

RISK - 2015 Volume
Body Model	Volume	Total Incentive
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]
[*REDACTED*]	[*REDACTED*]	$[*REDACTED*]
Total Risk Volume	[*REDACTED*]